Exhibit 99.1

CASSAVA SCIENCES One-month Oral Treatment with PTI-125, a New Drug Candidate, Reduces CSF & Plasma Biomarkers of Alzheimer’s Disease Late Breaking Oral Communication 12th Clinical Trials on Alzheimer's Disease (CTAD) December 5, 2019 - San Diego, CA Lindsay H. Burns, PhD; Hoau-Yan Wang, PhD; Zhe Pei, PhD; Kuo-Chieh Lee; Carrie Crowley; Michael Marsman, PharmD; Nadav Friedmann, PhD, MD 1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this presentation including, but not limited to,  statements regarding the status of Phase 2 clinical studies; the interpretation of clinical results, including potential health  benefits, if any, of changes in levels of biomarkers; commentaries made by Cassava Sciences’ employees; and other potential  benefits, if any, of the Company’s product candidates for Alzheimer’s disease, are forward-looking statements. Such statements are based largely on the Company’s current expectations and projections about future events. Such  statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions,  including, but not limited to, those risks relating to the ability to conduct or complete clinical trials on expected timelines, to  demonstrate the specificity, safety, efficacy or potential health benefits of our product candidates and including those described  in the section entitled “Risk Factors” in Cassava Sciences’ Annual Report on Form 10-K for the year ended December 31,  2018 and future reports to be filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements and events discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The content of this presentation is solely the responsibility of the Company and does not necessarily represent the official views of the National Institutes of Health. The Company does not undertake any obligation to update this presentation or any forward-looking statements included therein, except as required by law. Cassava Sciences 2

Disclosures and Contributions PTI-125 is a proprietary compound of Cassava Sciences, Inc. Lindsay H. Burns, PhD; Nadav Friedmann, PhD, MD; and Carrie Crowley are employees of Cassava Sciences. Michael Marsman, PharmD and Hoau-Yan Wang, PhD are consultants to Cassava Sciences. Hoau-Yan Wang, PhD; Zhe Pei, PhD; and Kuo-Chieh Lee performed biomarker assays and are affiliated with City University of New York School of Medicine. J Neurosci, Neurobiol Aging and Neuroimmunol Neuroinflammation publications on PTI-125 are online: www.CassavaSciences.com. Research reported in this presentation was supported by the National Institute on Aging of the NIH under award AG060878. The content is solely the responsibility of the authors and does not necessarily represent the official views of NIH. Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 CU NY The City University of New York Cassava Sciences 3

Phase 2a Clinical Trial of PTI-125 I. Background II. Clinical Results III. Mechanism of Action IV. Conclusions Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 4

PTI-125 – A Novel Drug for Alzheimer’s disease PTI-125 is our proprietary, small molecule drug candidate to treat Alzheimer’s disease (AD) and other dementias. Our AD program benefits from significant, long-term scientific and financial support from the National Institutes of Health (NIH). By binding a single target, PTI-125 reduces both neurodegeneration and neuroinflammation. Clinical results from a first-in-patient study support PTI-125’s mechanism of action. Clinical biomarker results are consistent with > 10 years of basic science and preclinical data. Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 5

The Target of PTI-125 is Altered Filamin A (FLNA) FLNA is an intracellular scaffolding protein anchored in the cell membrane. FLNA interacts with > 90 proteins, influencing many signaling pathways. The AD brain carries an ALTERED conformation of FLNA.  Altered FLNA is critical to amyloid beta’s toxicity. Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 6

PTI-125 Mechanism of Action

- **Altered FLNA enables Aβ_{42} signaling via two different receptors:**
  i. **α7-nicotinic acetylcholine receptor (α7nAChR)** → hyperphosphorylates tau
  ii. **Toll-like receptor 4 (TLR4)** → releases inflammatory cytokines

- **PTI-125 preferentially binds *altered* FLNA, restores its proper shape/function, potently suppressing Aβ_{42} signaling via α7nAChR and TLR4.**
  - Through a single target, PTI-125 reduces both neurodegeneration and neuroinflammation.

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Phase 2a Clinical Trial of PTI-125 I. Background II. Clinical Results III. Mechanism of Action IV. Conclusions Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 8

Phase 2a Study Design Objective: Safety, PK and biomarkers under an IND filed by Cassava Sciences Study Design: First-in-patient, open-label treatment at 5 sites in the US Patients: Mild-to-moderate AD, MMSE ≥ 16 ≤ 24, age 50-85 Key Inclusion: CSF Total tau/Aβ42 ≥ 0.30 Enrollment: Thirteen (13) patients PTI-125 Dose: 100 mg oral tablets, b.i.d. for 28 days Biomarkers: CSF samples collected at screening and Day 28 Blood samples for plasma/lymphocyte markers at Days 1, 14 and 28 Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 9

Phase 2a Safety and Pharmacokinetics Drug was well-tolerated, no drug-related adverse events observed PK parameters of PTI-125 100 mg b.i.d. in AD patients: Day Cmax (ng/mL) Tmax (h) Clast (ng/mL) Tlast (h) λz (1/h) AUClast (h*ng/mL) T1/2 (h) CSF/Plasma Day 1 1,020 2.00 176 12 0.176 5,320 4.51 – Day 28 1,100 2.06 238 12 0.174 6,700 4.35 0.61 Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 10

CSF Biomarker Methods CSF biomarkers were measured by CUNY using commercial ELISA kits (LifeSpan BioSciences, Inc.)  according to manufacturer’s instructions. Samples were pre-treated with protease and phosphatase inhibitors. Screening and Day 28 samples were run in the same ELISA plate, in triplicate, for each biomarker. Assays used 50 µl CSF per well (YLK40 used 100 µl), subtracting background for chromogen and the no-CSF control. Values were fit to standard curves; standard curves had R2 values of 0.85-0.99. CSF samples were tested blind to Baseline/Day 28. Statistical analyses were conducted by an independent biostatistician. Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 11

Phase 2a Summary Results - CSF Biomarkers Change from Baseline to Day 28 Neurogranin Nfl T-tau P-tau181 YKL40 IL-6 IL- 1β TNFa -32% -22% -20% -34% -9% -14% -11% -5% * p < 0.0001; + p < 0.001 by paired t-test Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 12

Slight Increase in CSF Amyloid-beta (Aβ42) Levels of CSF Aβ42 (pg/mL) CSF concentration (pg/mL) Screening Day 28 Note: Low CSF levels of Aβ42 indicates Alzheimer's disease. Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 13

Phase 2a Biomarkers – CSF vs. Plasma Change from Baseline to Day 28 T-tau 4% 8% NfL Neurogranin YKL40 -20% -16% Aβ42 -22% -11% -32% -41% -9% -4% CSF Plasma * p < 0.0001; + p < 0.001 Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 14

CSF Biomarkers – Individual Patient Responses CSF (pg/mL) Neurofilament Light Chain Phospho-tau(T181) CSF (pg/mL) Total tau Aβ42 YKL40 Screening Day 28 Screening Day 28 Screening Day 28 0 200 400 600 800 1000 1200 0 100 200 300 400 500 600 700 800 0 2 4 6 8 10 12 0 100 200 300 400 500 0 50 100 150 200 250 300 350 400 450 0 10 20 30 40 50 60 70 80 90 Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 15

CSF Cytokines – Individual Patient Responses CSF concentration (pg/mL) IL-6 IL-1β TNFa CSF concentration (pg/mL) 0 5 10 15 20 25 0 10 20 30 40 50 60 0 5 10 15 20 25 30 35 40 45 Screening Day 28 Screening Day 28 Screening Day 28 Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 16

Plasma Biomarkers – Individual Patient Responses Plasma (pg/mL) Plasma (pg/mL) Plasma Neurogranin Plasma Neurofilament Light Chain Plasma P-tau(T181) by immunoblot Plasma Total Tau Plasma Aβ42 Plasma YKL40 0 20 40 60 80 100 0 10 20 30 40 50 60 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0 10 20 30 40 50 60 70 80 26 27 28 29 30 31 32 33 34 35 36 50 55 60 65 70 75 Screening Day 28 Screening Day 28 Screening Day 28 Screening Day 28 Screening Day 28 Screening Day 28 Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 17

P-Tau and Nitrated Tau Reduced in Plasma Reductions in Tau, P-tau and N-tau: Baseline to Day 14 & Day 28 IP: Anti-Tau Dosing days: 0 14 28 0 14 28 28 14 0 70- 100- 70- 100 70- 100- 70- 100- 70- 100 IB nY29Tau pT21Tau pT181Tau pS202Tau Tau Relative to Day 0 Tau level 0 0.4 0.8 1.2 Dosing days 0 14 28 Tau pS202Tau pT181Tau pT231Tau nY29Tau * p < 0.001 Baseline vs. Day 28 Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 18

Phase 2a Clinical Trial of PTI-125 I. Background II. Clinical Results III. Mechanism of Action IV. Conclusions Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 19

Altered FLNA links to α7-nicotinic acetylcholine receptor

- $A\beta_{42}$ binds α7nAChR with femtomolar affinity.

- Altered FLNA linkage to α7nAChR enables $A\beta_{42}$ signaling through α7nAChR to hyperphosphorylate tau.


Aβ42
α7nAChR
Altered
FLNA
ERK/JNK1
Hyperphosphorylated tau and destabilized microtubule

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Altered FLNA links to α7-nicotinic acetylcholine receptor

- Aβ_{42} binds α7nAChR with femtomolar affinity.

- Altered FLNA linkage to α7nAChR enables Aβ_{42} signaling through α7nAChR to hyperphosphorylate tau.

- ***PTI-125 binds altered FLNA, restores its normal shape, stops Aβ_{42} signaling and tau hyperphosphorylation.***


Aβ42
α7nAChR
PTI-125
Stable microtubule
FLNA,
shape
restored
N
N

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Altered FLNA links to Toll-like Receptor 4 (TLR4) Altered FLNA linkage to TLR4 enables Aβ42 to activate TLR4. Persistent TLR4 activation results in chronic neuroinflammation. Aβ42 MD2 MD2 CD14 Co-receptor TLR4 Altered FLNA Inflammatory cytokine release Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 22

Altered FLNA links to Toll-like Receptor 4 (TLR4) Altered FLNA linkage to TLR4 enables Aβ42 to activate TLR4. Persistent TLR4 activation results in chronic neuroinflammation. PTI-125 binds altered FLNA, restores its normal shape, stops Aβ42 signaling and neuroinflammation. Aβ42 MD2 MD2 CD14 Co-receptor TLR4 FLNA PTI-125 Inflammatory cytokine release Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 23

Target Engagement & Mechanism of Action

Evidence in patient lymphocytes from Day 0 to 14 to 28 by three methods:

i. Reversal of altered conformation of FLNA
Assessed by isoelectric focusing point

ii. Reduced FLNA linkages to α7nAChR and TLR4
Assessed by co-immunoprecipitation

iii. Reduced $A\beta_{42}$ complexed with α7nAChR and CD14
Assessed by co-immunoprecipitation

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FLNA’s Native Shape Restored in Patient Lymphocytes pl 3.5- 4.2- 4.5- 5.3- 6.0- 6.9- 8.0- 9.5- Dosing days: 0 14 28 0 14 28 0 14 28 Percentage of Total 0% 25% 50% 75% 100% 0 14 28 pl:5.9 pl:5.3 * p < 0.0001 vs. pI 5.9; # p < 0.0001 vs. Day 0;+ p < 0.0001 vs. Day 14 Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 25

FLNA Linkages to α7 and TLR4 Reduced in Lymphocytes IP: Anti-FLNA 250- 55- 70- 100- 130- 250- 55-70- 100- 130- 250- IB TLR4 a7nAChr FLNA Aβ42 Dosing days: 0 14 28 0 14 28 Relative to FLNA 0 0.25 0.5 0.75 Aβ42 (0.1) Dosing days: 0 14 28 0 14 28 TLR4 a7nAChr * p < 0.001 vs. Day 0; + p < 0.01, ++ p < 0.05 vs. Day 14 Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 26

$A\beta_{42}$ Bound to α7nAChR or CD14 Reduced in Lymphocytes



IB
IP: Anti-Aβ42/-Actin
130
100
70
55
35
CD14
α7nAChR
β-Actin
Aβ42: − + − + − +
Dosing days: 0 14 28
α7nAChR
CD14
Relative to β-Actin
1
0.75
0.5
0.25
0
Aβ42 (0.1 μM): − + − + − + − + − + − +
Dosing days: 0 14 28 0 14 28

* $p < 0.001$ vs. Day 0; + $p < 0.01$, ++ $p < 0.05$ vs. Day 14

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Phase 2a Clinical Trial of PTI-125 I. Background II. Clinical Results III. Mechanism of Action IV. Conclusions Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 28

Summary of PTI-125 Effects

- **Validated CSF biomarkers of AD pathology improved in all patients treated with PTI-125:**
  - Reduced post-synaptic damage: Neurogranin -32%
  - Reduced tau: Total tau -20%, P-tau -34%
  - Reduced axonal degeneration: Neurofilament light chain -22%
  - Reduced neuroinflammation: YKL40, IL-6, IL-1β, TNFα reduced 5-14%
- **Consistent improvements in biomarkers across CSF, plasma and lymphocytes.**

PTI-125 at 100 mg b.i.d. for 28 days appeared to slow the rate of neurodegeneration and suppress neuroinflammation, consistent with the drug's mechanism of action and preclinical data.

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Phase 2a data are….. Promising because: PTI-125 improved all biomarkers of AD pathology,  neurodegeneration and neuroinflammation. Consistent effects across CSF, plasma, lymphocytes All patients responded to PTI-125 Drug was safe and well-tolerated Clinical results are consistent with PTI-125’s mechanism of action and > 10 years of basic science. Biomarker data imply disease-modifying effects. Viewed conservatively because: Treatment was open-label. The number of patients is small. Dose-response remains undefined. Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 30

Conclusions This first-in-patient study of PTI-125, a new drug candidate, demonstrated: Evidence of target engagement and mechanism of action in AD patients Significant improvements in biomarkers of AD Clinical validation for FLNA as a target for AD drug development These data highlight PTI-125’s potential as a disease-modifying drug therapy for Alzheimer’s disease. Clinical results are being confirmed in an ongoing 60-patient, blinded, randomized, placebo-controlled clinical trial. Cassava Sciences COPYRIGHT © Cassava Sciences, Inc. 2019 31